Exhibit 99.3

Manpower Inc.
Restated Operating Unit Results
(In millions)

The following identifies the realignment of our segments due to a change in management structure. Other Americas and Asia Pacific previously reported in Other Operations are now separate reportable segments. The United States and Other Americas are aggregated into our Americas segment. Italy and Other EMEA are aggregated into our EMEA segment. Historical amounts have been restated to conform to the current year presentation.

	Three Months Ended March 31				Three Months Ended June 30
			% Variance				% Variance
	2008	2007	Amount Reported	Constant Currency	2008	2007	Amount Reported	Constant Currency
	(Unaudited)				(Unaudited)
Revenue from Services:
Americas:
United States	$471.5	$483.6	-2.5%	-2.5%	$491.6	$488.6	0.6%	0.6%
Other Americas	280.7	224.7	24.9%	15.3%	296.2	240.5	23.2%	13.3%
	752.2	708.3	6.2%	3.2%	787.8	729.1	8.0%	4.8%

France	1,734.0	1,493.0	16.1%	1.5%	1,958.1	1,784.9	9.7%	-5.4%
EMEA:
Italy	401.2	304.8	31.6%	15.0%	441.4	353.8	24.8%	7.6%
Other EMEA	1,853.7	1,476.4	25.6%	14.6%	2,050.7	1,582.0	29.6%	17.6%
	2,254.9	1,781.2	26.6%	14.6%	2,492.1	1,935.8	28.7%	15.8%
Asia Pacific	464.1	377.3	22.9%	9.7%	474.8	394.4	20.4%	7.9%
Right Management	104.0	94.5	10.1%	4.6%	116.3	106.4	9.3%	4.1%
Jefferson Wells	77.4	81.3	-4.7%	-4.7%	75.8	83.8	-9.6%	-9.6%
	$5,386.6	$4,535.6	18.8%	7.6%	$5,904.9	$5,034.4	17.3%	5.4%
Operating Unit Profit:
Americas:
United States	$7.2	$11.5	-37.6%	-37.6%	$14.8	$26.1	-43.3%	-43.3%
Other Americas	8.0	5.8	40.2%	28.5%	7.4	7.0	4.2%	-7.6%
	15.2	17.3	-11.8%	-15.7%	22.2	33.1	-33.2%	-35.7%

France	54.0	43.9	22.9%	7.3%	69.8	163.7	-57.3%	-63.2%
EMEA:
Italy	29.1	16.4	77.0%	54.6%	37.6	29.1	29.3%	11.6%
Other EMEA	47.7	36.7	30.0%	17.2%	85.1	55.7	53.0%	36.0%
	76.8	53.1	44.5%	28.8%	122.7	84.8	44.8%	27.6%
Asia Pacific	13.3	7.2	86.5%	62.7%	9.3	8.0	14.9%	0.7%
Right Management	6.8	6.1	10.9%	11.4%	13.4	11.1	20.4%	14.7%
Jefferson Wells	(2.6)	1.0	N/A	N/A	(1.6)	1.1	N/A	N/A
	163.5	128.6			235.8	301.8
Corporate Expenses	31.5	25.3			28.5	24.8
Operating profit	$132.0	$103.3	27.8%	10.8%	$207.3	$277.0	-25.2%	-34.9%

					Six Months Ended June 30
							% Variance
					2008	2007	Amount Reported	Constant Currency
					(Unaudited)
Revenue from Services:
Americas:
United States					$963.1	$972.2	-0.9%	-0.9%
Other Americas					576.9	465.2	24.0%	14.3%
					1,540.0	1,437.4	7.1%	4.0%

France					3,692.1	3,277.9	12.6%	-2.2%
EMEA:
Italy					842.6	658.6	27.9%	11.0%
Other EMEA					3,904.4	3,058.4	27.7%	16.1%
					4,747.0	3,717.0	27.7%	15.2%
Asia Pacific					938.9	771.7	21.7%	8.8%
Right Management					220.3	200.9	9.7%	4.3%
Jefferson Wells					153.2	165.1	-7.2%	-7.2%
					$11,291.5	$9,570.0	18.0%	6.4%
Operating Unit Profit:
Americas:
United States					$22.0	$37.6	-41.6%	-41.6%
Other Americas					15.4	12.8	20.4%	8.6%
					37.4	50.4	-25.9%	-28.9%

France					123.8	207.6	-40.3%	-48.3%
EMEA:
Italy					66.7	45.5	46.5%	27.1%
Other EMEA					132.8	92.4	43.8%	28.5%
					199.5	137.9	44.7%	28.0%
Asia Pacific					22.6	15.2	48.5%	29.0%
Right Management					20.2	17.2	17.0%	13.5%
Jefferson Wells					(4.2)	2.1	N/A	N/A
					399.3	430.4
Corporate Expenses					60.0	50.1
Operating profit					$339.3	$380.3	-10.8%	-22.5%

Manpower Inc.
Restated Operating Unit Results
(In millions)

	Three Months Ended September 30				Three Months Ended December 31
			% Variance				% Variance
	2008	2007	Amount Reported	Constant Currency	2008	2007	Amount Reported	Constant Currency
	(Unaudited)				(Unaudited)

Revenue from Services:
Americas:
United States	$519.8	$502.2	3.5%	3.5%	$462.5	$487.8	-5.2%	-5.2%
Other Americas	293.0	253.8	15.4%	6.8%	259.9	288.0	-9.7%	0.9%
	812.8	756.0	7.5%	4.6%	722.4	775.8	-6.9%	-2.9%

France	1,892.1	1,871.3	1.1%	-7.9%	1,351.4	1,876.1	-28.0%	-21.0%
EMEA:
Italy	375.7	334.5	12.3%	2.5%	301.2	405.0	-25.6%	-18.3%
Other EMEA	1,951.7	1,740.3	12.1%	8.0%	1,581.6	1,951.7	-19.0%	-4.3%
	2,327.4	2,074.8	12.2%	7.1%	1,882.8	2,356.7	-20.1%	-6.7%
Asia Pacific	453.6	408.7	11.0%	5.3%	449.1	432.8	3.8%	1.4%
Right Management	108.3	99.1	9.2%	8.0%	123.6	112.1	10.2%	19.6%
Jefferson Wells	74.2	85.5	-13.3%	-13.3%	63.6	81.4	-21.8%	-21.8%
	$5,668.4	$5,295.4	7.0%	1.0%	$4,592.9	$5,634.9	-18.5%	-10.0%

Operating Unit Profit:
Americas:
United States	$12.1	$24.1	-49.6%	-49.6%	$(1.9)	$18.4	N/A	N/A
Other Americas	6.5	8.0	-18.2%	-30.5%	4.0	11.8	-66.6%	-57.1%
	18.6	32.1	-41.8%	-44.9%	2.1	30.2	-93.3%	-89.5%

France	66.1	100.7	-34.4%	-40.0%	109.1	82.0	33.0%	43.4%
EMEA:
Italy	29.3	24.6	19.1%	8.5%	24.3	33.6	-27.5%	-20.5%
Other EMEA	76.3	74.4	2.5%	-2.3%	40.4	89.9	-55.1%	-45.6%
	105.6	99.0	6.6%	0.4%	64.7	123.5	-47.6%	-38.7%
Asia Pacific	8.0	10.9	-26.8%	-32.6%	(1.4)	15.3	N/A	N/A
Right Management	7.5	5.9	29.8%	35.6%	17.0	11.8	43.7%	49.4%
Jefferson Wells	(1.6)	(1.7)	N/A	N/A	(13.8)	(5.6)	N/A	N/A
	204.2	246.9			177.7	257.2
Corporate Expenses	20.1	25.0			28.8	34.0
Goodwill and intangible asset impairment	163.1	-			-	-
Operating profit	$21.0	$221.9	-90.5%	-96.4%	$148.9	$223.2	-33.3%	-24.4%

	Nine Months Ended September 30				Year Ended December 31
			% Variance				% Variance
	2008	2007	Amount Reported	Constant Currency	2008	2007	Amount Reported	Constant Currency
	(Unaudited)				(Unaudited)
Revenue from Services:
Americas:
United States	$1,482.9	$1,474.4	0.6%	0.6%	$1,945.4	$1,962.2	-0.9%	-0.9%
Other Americas	869.9	719.0	21.0%	11.6%	1,129.8	1,007.0	12.2%	8.5%
	2,352.8	2,193.4	7.3%	4.2%	3,075.2	2,969.2	3.6%	2.3%

France	5,584.2	5,149.2	8.4%	-4.3%	6,935.6	7,025.3	-1.3%	-8.7%
EMEA:
Italy	1,218.3	993.1	22.7%	8.2%	1,519.5	1,398.1	8.7%	0.5%
Other EMEA	5,856.1	4,798.7	22.0%	13.2%	7,437.7	6,750.4	10.2%	8.1%
	7,074.4	5,791.8	22.1%	12.3%	8,957.2	8,148.5	9.9%	6.8%
Asia Pacific	1,392.5	1,180.4	18.0%	7.6%	1,841.6	1,613.2	14.2%	5.9%
Right Management	328.6	300.0	9.5%	5.5%	452.2	412.1	9.7%	9.4%
Jefferson Wells	227.4	250.6	-9.3%	-9.3%	291.0	332.0	-12.4%	-12.4%
	$16,959.9	$14,865.4	14.1%	4.5%	$21,552.8	$20,500.3	5.1%	0.5%

Operating Unit Profit:
Americas:
United States	$34.1	$61.7	-44.7%	-44.7%	$32.2	$80.1	-59.8%	-59.8%
Other Americas	21.9	20.8	5.5%	-6.4%	25.9	32.6	-20.7%	-24.9%
	56.0	82.5	-32.1%	-35.1%	58.1	112.7	-48.5%	-49.7%

France	189.9	308.3	-38.4%	-45.6%	299.0	390.3	-23.4%	-26.9%
EMEA:
Italy	96.0	70.1	36.9%	20.6%	120.3	103.7	16.0%	7.3%
Other EMEA	209.1	166.8	25.4%	14.8%	249.5	256.7	-2.8%	-6.4%
	305.1	236.9	28.8%	16.5%	369.8	360.4	2.6%	-2.4%
Asia Pacific	30.6	26.1	17.1%	3.3%	29.2	41.4	-29.5%	-41.3%
Right Management	27.7	23.1	20.2%	19.1%	44.7	34.9	28.2%	29.3%
Jefferson Wells	(5.8)	0.4	N/A	N/A	(19.6)	(5.2)	N/A	N/A
	603.5	677.3			781.2	934.5
Corporate Expenses	80.1	75.1			108.9	109.1
Goodwill and intangible asset impairment	163.1	-			163.1	-
Operating profit	$360.3	$602.2	-40.2%	-49.7%	$509.2	$825.4	-38.3%	-42.9%

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